Supplement to the currently effective STATEMENTS OF ADDITIONAL INFORMATION

DWS Short Duration Fund – Class A

DWS Short-Term Municipal Bond Fund – Class A

The following changes are effective on or about February 11, 2019:

The following disclosure replaces the existing similar disclosure contained under the heading “Purchase of Class A Shares” in the “Purchases” sub-section of the “Purchase and Redemption of Shares” section of Part II of each fund’s Statement of Additional Information.

Purchase of Class A Shares. The public offering price of Class A shares is the net asset value plus a sales charge based on investment amount, if applicable, and as set forth in the relevant prospectus and the “Class A and Class T Sales Charge Schedule” set forth in Part II – Appendix II-F. Class A shares are subject to a Rule 12b-1 fee, as described in the relevant prospectus (see also the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).

The following disclosure replaces the existing similar disclosure contained under the heading “Multi-Class Suitability for Classes A and C” in the “Purchases” sub-section of the “Purchase and Redemption of Shares” section of Part II of each fund’s Statement of Additional Information.

Multi-Class Suitability for Classes A and C. DDI has established the following procedures regarding the purchase of Class A and Class C shares, as applicable. Orders to purchase Class C shares of $500,000 or more (certain funds have a $250,000 maximum for Class C purchases, see the applicable fund's prospectus) will be declined with the exception of orders received from (i) financial representatives acting for clients whose shares are held in an omnibus account; and (ii) DWS/Ascensus 403(b) Plans. The foregoing Class C order limit of $500,000 or more is $250,000 or more for the certain funds, see the relevant prospectus for additional information.

The following disclosure replaces the existing similar disclosure contained under the heading “Systematic Withdrawal Plan” in the “Purchases” sub-section of the “Purchase and Redemption of Shares” section of Part II of each fund’s Statement of Additional Information.

Systematic Withdrawal Plan. An owner of $5,000 or more of a class of a fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge, as applicable) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually pursuant to a Systematic Withdrawal Plan (the “Plan”). The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed without the imposition of the CDSC is 12% of the net asset value of the account.

Non-retirement plan shareholders may establish a Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the systematic withdrawal to be processed. If a day is not designated, the withdrawal will be processed on the 25th day of the month so that the payee should receive payment approximately on the first of the month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Shareholder Service Agent ten days prior to the date of the first systematic withdrawal. A Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all fund shares under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

December 6, 2018
SAISTKR-450

The purchase of Class A shares while participating in a Plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge, if applicable, on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, an investor should consider carefully whether to make additional investments in Class A shares if the investor is at the same time making systematic withdrawals.

The following disclosure replaces the existing similar disclosure contained in the “Exchanges” sub-section of the “Purchase and Redemption of Shares” section of Part II of each fund’s Statement of Additional Information.

General. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. Shares of the fund acquired in an exchange that were subject to a CDSC at the time of the exchange will continue to be subject to the CDSC schedule of the shares of the fund you originally purchased. No CDSC charges apply to shares of DWS money market funds or a fund with Class A shares without a sales charge acquired directly.

Shareholders who exchange their shares out of a DWS money market fund or a fund with Class A shares without a sales charge into Class A shares of certain other DWS funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or shares that have previously paid a sales charge).

The following disclosure replaces the existing similar disclosure contained under the heading “Class A, Class C and Class R Shares” in the “I. Retail Funds” sub-section of the “DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS” section of Part II of each fund’s Statement of Additional Information.

With respect to Class A and Class R shares of a fund, DDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R shares of a fund, generally commencing with the month after investment (for Class A shares) and immediately after investment (for non-money market fund Class A shares without a sales charge and Class R shares). With respect to Class C shares of a fund, DDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DDI does not advance the first year service fee to firms attributable to Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates. For periods after the first year, DDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class C shares of a fund maintained and serviced by the firm.

The “Class A Shares” sub-section of “PART II: APPENDIX II-D — FINANCIAL SERVICES FIRMS’ COMPENSATION” of Part II of each fund’s Statement of Additional Information is replaced as follows:

Compensation Schedule #1: Retail Sales and DWS/Ascensus 403(b) Plan(1)
Amount of Shares Sold	As a Percentage of Net Asset Value
$250,000 to $2,999,999	0.75%(2)
$250,000 to $49,999,999	0.50%(3)
$250,000 to $4,999,999	1.00%(4)
$5,000,000 to $9,999,999	0.55%(4)(7)
$1 million to $2,999,999	0.85%(5) 1.00%(6)
$1 million to $4,999,999	1.00%(7)
$3 million to $49,999,999	0.50%(8)
$10 million to $49,999,999	0.50%(4)(7)
$50 million and greater	0.25%(9)

December 6, 2018
SAISTKR-450

(1)	For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below.

(2)              Applicable to the following funds: DWS CROCI® U.S. Fund, DWS International Growth Fund and DWS RREEF Real Assets Fund.

(3)	Applicable to the following funds: DWS Fixed Income Opportunities Fund, DWS GNMA Fund, DWS Intermediate Tax-Free Fund, DWS Short Duration High Income Fund and DWS Strategic High Yield Tax-Free Fund.
(4)	Applicable to the following funds: DWS California Tax-Free Income Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts Tax-Free Fund, DWS Multisector Income Fund and DWS New York Tax-Free Income Fund.
(5)	Applicable to income funds except DWS Short Duration Fund, DWS Short-Term Municipal Bond Fund and those noted in footnotes (3), (4) and (7).

(6)              Applicable to all equity funds except those in footnote (2).

(7)              Applicable to DWS Floating Rate Fund.

(8)	Applicable to all income and equity funds except DWS Short Duration Fund, DWS Short-Term Municipal Bond Fund and for those noted in footnotes (4) and (7).

(9)              Applicable to all income and equity funds except DWS Short Duration Fund and DWS Short-Term Municipal Bond Fund.

The following disclosure replaces the existing similar disclosure relating to the funds contained in “PART II: APPENDIX II-D — FINANCIAL SERVICES FIRMS’ COMPENSATION” of Part II of each fund’s Statement of Additional Information.

Service Fees for Class A, Class C and Class R Shares: With respect to Class A and Class R shares of a fund, DDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R shares of a fund, commencing the month after investment for Class A shares and commencing immediately for non-money market fund Class A shares without a sales charge and Class R shares. With respect to Class C shares of a fund, DDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DDI does not advance the first year service fee to firms attributable to Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DDI and its affiliates. For periods after the first year, DDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class C shares of a fund maintained and serviced by the firm (see “Retail Funds: Class A, Class C and Class R Shares” under “Part II: Distribution and Service Agreements and Plans”).

The disclosure relating to DWS Short Duration Fund and DWS Short-Term Municipal Bond Fund contained in the “Class A Purchases” section of “PART II: APPENDIX II-F — CLASS A AND CLASS T SALES CHARGE SCHEDULE” of Part II of the fund’s Statement of Additional Information is hereby deleted.

Please Retain This Supplement for Future Reference

December 6, 2018
SAISTKR-450